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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 July 31, 1999
               (Date of Report: Date of earliest event reported)


                           LEXON TECHNOLOGIES, INC.

      (Exact name of registrant as specified in its charter)


          DELAWARE                   0-02474             87-0502701
---------------------------- -----------------------  --------------------
(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



                1401 Brook Drive, Downers Grove, Illinois  60515
                ------------------------------------------------
                    (Address of principal executive office)



Registrant's telephone number, including area code: (630) 916-6196
                                                    --------------

     REXFORD, INC., 7777 East Main Street, Suite 201, Scottsdale, AZ 85251
     ---------------------------------------------------------------------
        (Former name or former address, if changed since last report)











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             ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On July 31, 1999, the Registrant terminated its relationship with Tanner + Co., Certified Public Accountants ("Tanner"), the Registrant's independent accountant and appointed as its independent accountant the firm Hutton Nelson & McDonald LLP, Certified Public Accountants. This decision to terminate Tanner's relationship was approved by the Registrant's board of directors.

     During the Registrants two most recent fiscal years ended September 30, 1997 and 1998, respectively (the "Prior Fiscal Years") and the interim period from October 1, 1998 through July 31, 1999 (the "Interim Period"), Tanner did not issue any adverse opinions or disclaimers of opinion or qualify or modify an opinion as to uncertainty, audit scope, or accounting principles, except for a modified opinion for each of the Prior Fiscal Years relating to an uncertainty concerning the ability of the Registrant to continue as a going concern. During the Prior Fiscal Years and the Interim Period, the Registrant has had no disagreement with Tanner as to any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Tanner, would have caused it to make reference to the subject matter of such disagreement in connection with its reports for the Prior Fiscal Years.

     There were no "Reportable Events" as such term is defined in Item 302 of Regulation S-K, during either (i) the Prior Fiscal Years or (ii) the Interim Period.

     The Registrant has requested that Tanner review the foregoing disclosures and provide a letter addressed to the Securities and Exchange Commission stating whether they agree with the above statements and, if not, stating in what respects they do not agree. Tanner's letter is included as an exhibit to this report on form 8-K.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(b)(1)  Pro Forma Financial Statements.

     None.

(c)(1)  Exhibits.  The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number      Title of Document                        Location
-------     ---------   -----------------                        --------
  16         16.01      Letter from Tanner + Co. relating      This filing
                        relating to its termination as the
                        Registrant's independent auditors

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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          LEXON TECHNOLOGIES, INC.



Date:     July 31, 1997                      /S/John B. McLean, Chief Financial
                                         Officer